William Blair Mutual Funds, Inc.
                    Supplement to Prospectus
                           May 1, 1995


                         HOW TO PURCHASE


The minimum investment amounts set forth in the third paragraph on page 32 and in the paragraphs under the Dividend Reinvestment Plan and the Cash Dividend Plan on page 33 and the PreAuthorized Check Plan on page 34, are changed to the following:

The minimum initial investment for all funds is $5,000 ($2,000 for IRAs). The minimum for any subsequent investment is generally $1,000, except Ready Reserves Fund, for which the subsequent minimum is $1. The portfolios may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Fund or Adviser.

                    PREAUTHORIZED CHECK PLAN

An investor may specify an amount (a minimum of $250) that is to be invested on the 5th and/or 20th of each month, and instruct State Street Bank to send preauthorized checks for that amount to the investor's bank automatically.
In all other respects this plan is the same as the Dividend Reinvestment Plan.


                Supplement dated January 1, 1996